Exhibit 32.2

Station Casinos, Inc.
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.                 Glenn C. Christenson is the Chief Financial Officer of the Company (the “Company”).

2.                 The undersigned certifies to the best of his knowledge:

(A)      The Company’s Form 10-Q for the quarter ended September 30, 2006 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)       The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 8, 2006

/s/ GLENN C. CHRISTENSON
Glenn C. Christenson
Executive Vice President,
Chief Financial Officer and
Chief Administrative Officer
(Principal Accounting Officer)